EXHIBIT 99.4

                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT


         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of October, 2003, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the "Seller" or "Lehman Brothers Holdings"), and GMAC MORTGAGE CORPORATION, a Pennsylvania corporation (the "Servicer" or the "Company"), having an office at 100 Witmer Road, Horsham, Pennsylvania 19044, recites and provides as follows:

                                    RECITALS

         WHEREAS, Lehman Brothers Bank, FSB (the "Bank") acquired certain fixed and adjustable rate, conventional, 103% loan-to-value ratio loans from the Servicer, which such mortgage loans were either originated or acquired by the Servicer pursuant to the Master Mortgage Loan Sale and Servicing Agreement, dated as of February 1, 2003 (the "Sale and Servicing Agreement"), and annexed as Exhibit B hereto.

         WHEREAS, pursuant to an Assignment and Assumption Agreement, dated October 1, 2003 (the "Assignment and Assumption Agreement") annexed as Exhibit E hereto, the Seller acquired from the Bank all of the Bank's right, title and interest in and to the mortgage loans currently serviced under the Sale and Servicing Agreement and assumed for the benefit of each of the Servicer and the Bank the rights and obligations of the Bank as owner of such mortgage loans pursuant to the Master Mortgage Loan Purchase Agreement and the Master Servicing Agreement.

         WHEREAS, the Seller has conveyed certain mortgage loans as identified on Exhibit C hereto (the "Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Mortgage Loans to Citibank, N.A., as trustee (the "Trustee"), pursuant to a trust agreement dated as of October 1, 2003 (the "Trust Agreement"), among the Trustee, Aurora Loan Services Inc., as master servicer ("Aurora," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

         WHEREAS, the Mortgage Loans are currently being serviced by the Servicer for the Seller pursuant to the Sale and Servicing Agreement.

         WHEREAS, the Seller desires that the Servicer continue to service the Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller (with the consent of the Master Servicer) to terminate the rights and obligations of the Servicer hereunder as permitted under Section 10.02 of the Sale and Servicing Agreement, as amended hereby and subject to the other conditions set forth herein.

         WHEREAS, the Seller and the Servicer agree that the provisions of the Sale and Servicing Agreement shall continue to apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Trust Agreement and until the Transfer Date.

         WHEREAS, the Seller and the Servicer agree that if a successor servicer is appointed pursuant to the terms of this Agreement, the Servicer shall no longer service the Mortgage Loans and shall transfer servicing of the Mortgage Loans to the successor servicer designated by the Seller herein.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

         WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Sale and Servicing Agreement incorporated by reference herein (regardless of whether such terms are defined in the Sale and Servicing Agreement), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Custodianship. The parties hereto acknowledge that U.S. Bank, National Association will act as custodian of the Mortgage Files for the Trustee pursuant to a Custodial Agreement, dated October 1, 2003, between U.S. Bank, National Association and the Trustee.

         3. Servicing. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Sale and Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Sale and Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         4. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SASCO 2003-33H Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Seller under the Sale and Servicing Agreement to enforce the obligations of the Servicer under the Sale and Servicing Agreement and the term "Initial Owner" or "Owner" as used in the Sale and Servicing Agreement in connection with any rights of the Initial Owner or Owner shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Section

9.01 of the Sale and Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Seller under the Sale and Servicing Agreement and in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         5. Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto. The Servicer hereby restates as of the Closing Date the representations and warranties made in Section 3.01.

         6. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

               Aurora Loan Services Inc.
               2530 South Parker Road
               Suite 601
               Aurora, Colorado  80014
               Attention:  E. Todd Whittemore, Master Servicing, SASCO 2003-33H
               Telephone:  (303) 632-3422
               Telecopier:  (303) 632-3123

         All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

               JPMorgan Chase Bank
               New York, New York
               ABA#:  021-000-021
               Account Name: Aurora Loan Services Inc., Master Servicing Payment
                             Clearing Account
               Account No.:  066-611059
               Beneficiary:  Aurora Loan Services Inc.
               For further credit to:  SASCO 2003-33H

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

               Citibank, N.A.
               111 Wall Street
               14th Floor, Zone 3
               New York, New York 10005
               Attention:  Structured Finance-SASCO 2003-33H
               Telephone: 212-657-7781
               Facsimile: 212-657-4009

         All notices required to be delivered to the Seller hereunder shall be delivered to the Seller at the following address:

               Lehman Brothers Holdings Inc.
               745 Seventh Avenue, 7th Floor
               New York, New York  10019
               Attention:  Leslee Gelber
               Telephone:  (212) 526-5861
               E-mail:  lgelber@lehman.com

               With a copy to:
               Morgan, Lewis & Bockius, LLP
               1701 Market Street
               Philadelphia, PA 19103
               Attention: Steven J. Molitor, Esq.

         All notices required to be delivered to the Servicer hereunder shall be delivered to the Servicer at the following address:

               GMAC Mortgage Corporation
               100 Witmor Road
               Horsham, PA  19044
               Attention:  Mike Kacergis
               Telephone:   (215) 682-1401
               Email:       mike_kacergis@gmacm.com


         7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         8. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         Executed as of the day and year first above written.

                                       LEHMAN BROTHERS HOLDINGS INC.
                                            as Seller



                                       By:
                                          --------------------------------------
                                            Name:  Bradford Andres
                                            Title: Authorized Signatory


                                       GMAC MORTGAGE CORPORATION,
                                            as Servicer



                                       By:
                                          --------------------------------------
                                            Name:  Frank G. Ruhl
                                            Title: Vice President


Acknowledged By:

AURORA LOAN SERVICES INC.,
     as Master Servicer


By:
   -----------------------------------
Name:    E. Todd Whittemore
Title:   Executive Vice President

CITIBANK, N.A.,
     as Trustee


By:
   -----------------------------------
Name:    Karen Schluter
Title:   Assistant Vice President

                                    EXHIBIT A

                Modifications to the Sale and Servicing Agreement


1. Unless otherwise specified herein, any provisions of the Sale and Servicing Agreement, including definitions, relating to Whole-Loan Transfers, Pass-Through Transfers, Closing Dates, Cut-off Dates and First Remittance Dates shall be disregarded. Unless otherwise specified herein, for purposes of this Agreement, the exhibits to the Sale and Servicing Agreement and all references to such exhibits shall also be disregarded.

2. The definition of "Custodial Agreement" in Article I is hereby amended in its entirety to read as follows:

                  "Custodial Agreement" means the Trust Agreement.
                   -------------------

3. The definition of "Determination Date" in Article I is hereby amended in its entirety to read as follows:

                  "Determination Date" means the 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Remittance Date.

4. The definition of "Due Period" in Article I is hereby amended in its entirety to read as follows:

                  "Due Period": With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of such Remittance Date and ending on the first day of the month of such Remittance Date.

5. The definition of "Eligible Depository Institution" in Article I is hereby amended in its entirety to read as follows:

                  "Eligible Depository Institution": Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by Standard & Poor's if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least "AA-" by Standard & Poor's if the deposits are to be held in the account for more than 30 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or
                  (iii) Lehman Brothers Bank, FSB, a federal savings bank.

6. The definition of "Eligible Investments" in Article I is hereby amended in its entirety to read as follows:

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

                  "Eligible Investments": Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                           (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

                           (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

                           (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

                           (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

                           (v)      commercial paper (including both
                  non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

                           (vi)     a Qualified GIC;

                           (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

                           (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time, provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

7. The definition of "Ginnie Mae" is hereby added to Article I to immediately follow the definition of "GMAC" and to read as follows:

                  "Ginnie Mae": The Government National Mortgage Association, or any successor thereto.

8. The definition of "Mortgage Loan" in Article is hereby amended in its entirety to read as follows:

                  "Mortgage Loan": An individual Mortgage Loan which has been purchased from the Company by Lehman Brothers Holdings and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan documents, the monthly reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

9. The definition of "Mortgage Loan Schedule" in Article I is hereby amended in its entirety to read as follows:

                  "Mortgage Loan Schedule": The schedule of Mortgage Loans attached as Exhibit C to this Agreement setting forth certain information with respect to the Mortgage Loans purchased from the Company by Lehman Brothers Holdings pursuant to the Sale and Servicing Agreement.

10. The definition of "P&I Advance" in Article I is hereby amended in its entirety to read as follows:

                  "P&I Advance": With respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan on the Due Date in the related Due Period, and that (i) was delinquent at the close of business on the related Determination Date and (ii) was not the subject of a previous P&I Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Company, to be recoverable from collections or other recoveries in respect of such Mortgage Loan. To the extent that the Company determines that any such amount is not recoverable from collections or other recoveries in respect of such Mortgage Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer setting forth such determination and the procedures and considerations of the Company forming the basis of such determination, which shall include a copy of any broker's price opinion and any other information or reports obtained by the Company which may support such determinations.

11. The definition of "Prepayment Interest Shortfall" in Article I is hereby amended in its entirety to read as follows:

                  "Prepayment Interest Shortfall": With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net the related Servicing Fee for Principal Prepayments in full) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

12. The definition of "Qualified GIC" in Article I is hereby added to immediately follow the definition of "Qualified Appraiser" and to read as follows:

                  "Qualified GIC": A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

                           (a) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

                           (b) provide that the Company may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

                           (c) provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Company, the Company shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

                           (d) provide that the Company's interest therein shall be transferable to any successor Company or the Master Servicer hereunder; and

                           (e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

13. The definition of "Servicing Fee" in Article I is hereby amended and restated in its entirety to read as follows:

                  Servicing Fee: An amount equal to one-twelfth the product of
                  (a) 0.25% per annum (the "Servicing Fee Rate") and (b) the outstanding principal balance of the Mortgage Loan. The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds) of such Monthly Payment collected by the Company or as otherwise provided under this Agreement.

14. The parties hereto acknowledge that Section 2.03 (Custodial Agreement; Delivery of Mortgage Loan Documents) shall be inapplicable to this Agreement, as superseded by the provisions of the Custodial Agreement and the Trust Agreement.

15. Section 4.01 (Company to Act as Servicer) is hereby amended and restated in its entirety to read as follows:

                           From the date of origination of the related Mortgage
                  Loans to the related Closing Date, the Company shall have serviced the related Mortgage Loans in accordance with Customary Servicing Procedures. From and after the related Closing Date, the Company, as an independent contractor, shall service and administer the Mortgage Loans pursuant to this Agreement and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Company may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

                           Consistent with the terms of this Agreement, the
                  Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Owner, provided, however, that (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, imminent and the Company has obtained the prior written consent of the Owner) the Company shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. With respect to a Reconstitution Agreement, in the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Company shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 4.04, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. With the approval of the Master Servicer, the Company shall be entitled to reimbursement for such advances only to the same extent as for P&I Advances made pursuant to Section 5.03 hereunder. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Owner, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Company, the Owner shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement.

                           Promptly after the execution of any assumption,
                  modification, consolidation or extension of any Mortgage Loan, the Company shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or
                  Section 860G(d) of the Code.

                           In servicing and administering the Mortgage Loans,
                  the Company shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Customary Servicing Procedures where such practices do not conflict with the requirements of this Agreement, and the Owner's reliance on the Company.

                           Absent written consultation and approval by the
                  Owner, as specified in this Section 4.01, the Company may take actions relative to the servicing and administration of the Mortgage Loans that are consistent with Customary Servicing Procedures.

16. The parties hereto acknowledge that references to the "Owner" in the first paragraph of Section 4.02 shall refer to the Master Servicer, except that the expense of any environmental inspection or review at the request of the Master Servicer shall be an expense of the Trust Fund.

17. The parties hereto acknowledge that (i) the Custodial Account referenced in Section 4.04 shall be titled "GMAC Mortgage Corporation in trust for SASCO 2003-33H" and (ii) references to the Cutoff Date shall mean the close of business on October 1, 2003.

18. The parties hereto acknowledge that (i) the Escrow Account referenced in Section 4.06 shall be titled "GMAC Mortgage Corporation in trust for SASCO 2003-33H."

19. Section 4.14 (Title, Management and Disposition of REO Property) is hereby amended by (i) adding two new paragraphs after the second paragraph thereof to read as follows:

                  In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Company has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Company has received such an extension, then the Company shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Company has not received such an extension and the Company is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Company has received such an extension, and the Company is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Company shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Company) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Company which would enable the Company, on behalf of the Trust Fund, to request such grant of extension.

                  Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Company has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

                  (ii)     adding the following to the end of such Section:

                  Prior to acceptance by the Company of an offer to sell any REO Property, the Company shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Company in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Company shall not proceed with such sale.

20. Section 5.02 (Statements to the Owner) is hereby amended and restated in its entirety as follows:

         Section 5.02      Statements to the Master Servicer.
                           ---------------------------------

                  Not later than the tenth calendar day of each month, the Company shall furnish to the Master Servicer (a) a monthly remittance and reporting format in the format currently being used and agreed upon by the Company and by the Master Servicer as to the accompanying remittance and the period ending on the last day of the preceding Determination Date and (b) all such information required pursuant to clause (a) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.

                  Beginning with calendar year 2004, the Company shall prepare and file any and all tax returns, information statements or other filings for the portion of the tax year 2003 and the portion of subsequent tax years for which the Company has serviced some or all of the Mortgage Loans hereunder as such returns, information statements or other filings are required to be delivered to any governmental taxing authority or to the Master Servicer pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby.

         In addition, the Company shall provide the Master Servicer with such information concerning the Mortgage Loans as is necessary for the Master Servicer to prepare the Trust Fund's federal income tax return as the Master Servicer may reasonably request from time to time.

21. Section 5.03 (P&I Advances by the Company) is hereby amended and restated in its entirety as follows:

                  On the Business Day immediately preceding each Remittance Date, the Company shall deposit in the Custodial Account from its own funds an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 4.01. Any amounts held for future distribution and so used to make P&I Advances shall be replaced by the Company by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Trust Fund required to be made on such Remittance Date. The Company's obligation to make such P&I Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan unless the Company deems such P&I Advances to be unrecoverable, as evidenced by an Officer's Certificate of the Company delivered to the Master Servicer.

22. Section 6.03 (Servicing Compensation) is hereby amended by adding the following sentence at the end of such Section:

                           The Company shall be required to pay all expenses
                  incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

23.      Section 6.04 (Annual Statement as to Compliance) is hereby amended by
         (i) replacing "Owner" with "Lehman Brothers Holdings and Master Servicer", (ii) replacing "March 31 of each year" with "the 15th day of March of each year" and (iii) replacing "March 31, 2004" with "March 15, 2004".

24. Section 6.05 (Annual Independent Public Accountants' Servicing Report) is hereby amended by (i) replacing "March 31 of each year" with "the 15th day of March of each year", (ii) replacing "March 31, 2004" with "March 15, 2004" and (iii) replacing "Owner" with "Lehman Brothers Holdings and Master Servicer".

25. A new Section 6.09 is hereby added to this Agreement to read as follows:

                  (a) By March 15th of each year (of if not a Business Day, the immediately preceding Business Day), commencing with March 15, 2004, an officer of the Company shall execute and deliver an Officer's Certificate in the form of Exhibit D attached hereto, signed by an officer of the Company, to the Master Servicer and the Depositor for the benefit of such Master Servicer and such Depositor and their respective officers, directors and affiliates, certifying as to the following matters:

                           (1) I have reviewed the information required to be delivered to the Master Servicer pursuant to the Agreement (the "Servicing Information").

                           (2) Based on my knowledge, the information relating to the Mortgage Loans submitted by the Company in its monthly reporting packages delivered to the Master Servicer which is contained in the reports on Form 8-K and the annual report on Form 10-K with respect to the Transaction, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

                           (3) Based on my knowledge, the Servicing Information required to be provided to the Master Servicer by the Company under this Agreement has been provided to the Master Servicer;

                           (4)      I am responsible for reviewing the
                  activities performed by the Company under this Agreement and based upon the review required hereunder, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Certified Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer, the Company has, as of this certification fulfilled its obligations under this Agreement; and

                           (5) I have disclosed to the Master Servicer and the Depositor all significant deficiencies relating to the Company's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in this Agreement.

26. Sections 8.01 (Indemnification; Third Party Claims) is hereby amended in its entirety to read as follows:

                           The Company shall indemnify the Trust Fund, the
                  Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgements, and any other costs, fees and expenses that any of such parties may sustain directly resulting from the failure of the Company to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Company immediately shall notify Lehman Brothers Holdings, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgement or decree which may be entered against it or any of such parties in respect of such claim. The Company shall follow any written instructions received from the Trustee in connection with such claim. The Trustee, from the assets of the Trust Fund, promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way relates to the failure of the Company to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

                           The Trust Fund shall indemnify the Company and hold
                  it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Company may sustain in any way related to the failure of the Trustee or the Master Servicer to perform its duties in compliance with the terms of this Agreement.

                           In the event a dispute arises between an indemnified
                  party and the Company with respect to any of the rights and obligations of the parties pursuant to this Agreement and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney's fees and other costs and expenses related to the adjudication of said dispute.

27.      Section 9.01 (Events of Default) is hereby amended as follows:

         (a) Amending Subsection 9.01(vii) in its entirety to read as follows: "the Company at any time is neither a Fannie Mae or Freddie Mac approved servicer, and the Master Servicer has not terminated the rights and obligations of the Company under this Agreement and replaced the Company with a Fannie Mae or Freddie Mac approved servicer within 30 days of the absence of such approval."

         (b)      Replacing the last paragraph thereof with the following:

                           Upon receipt by the Company of such written notice,
                  all authority and power of the Company under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor Company appointed by the Lehman Brothers Holdings and the Master Servicer. Upon written request from the Seller, the Company shall prepare, execute and deliver to the successor entity designated by the Seller any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Company's sole expense. The Company shall cooperate with Lehman Brothers Holdings and the Master Servicer and such successor in effecting the termination of the Company's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

28. The parties hereto acknowledge that the word "Owner" in Section 9.02 (Waiver of Defaults) shall refer to the "Master Servicer with the prior consent of the Trustee."

29. 10.02 (Termination Without Cause) is hereby amended by replacing the first paragraph thereof with the following paragraphs:

                  Section 10.02     Termination Without Cause.
                                    -------------------------

                           This Agreement shall terminate upon: (i) the later of
                  (a) the distribution of the final payment or liquidation proceeds on the last Mortgage Loan to the Trust Fund (or advances by the Company for the same), and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder, or (ii) mutual consent of the Company, Lehman Brothers Holdings and the Master Servicer in writing or (iii) at the sole option of the Lehman Brothers Holdings, without cause, upon 30 days written notice. Any such notice of termination shall be in writing and delivered to the Company by registered mail to the address set forth at the beginning of this Agreement. The Master Servicer, the Trustee and the Company shall comply with the termination procedures set forth in
                  Article X.

                           In connection with any such termination referred to
                  in clause (ii) above, Lehman Brothers Holdings will be responsible for reimbursing the Company for all unreimbursed out-of-pocket Servicing Advances within 15 Business Days following the date of termination and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing.

                           In connection with any such termination referred to
                  in clause (iii) above, Lehman Brothers Holdings will be responsible for paying a sum, as liquidated damages, in an amount equal to (I) two percent (2%) of the aggregate Assumed Principal Balance of the Mortgage Loans (as defined herein) if such written notice is received by the Company on or before the Business Day five years from the date such Mortgage Loans were sold by the Company to Lehman Brothers Holdings, or (II) one percent (1%) of the aggregate Assumed Principal Balance of the Mortgage Loans if such written notice is received by the Company after the Business Day five years from the date such Mortgage Loans were sold by the Company to Lehman Brothers Holdings (either amount shall be referred to as "Liquidated Damages").

30. Section 11.01 (Successor to the Servicer) is hereby amended in its entirety to read as follows:

                           Simultaneously with the termination of the Company's
                  responsibilities and duties under this Agreement pursuant to Sections 8.03, 9.01 or 10.01(a)(ii), the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this

                  Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement and (iii) and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement with the termination of the Company's responsibilities, duties and liabilities under this Agreement. Any successor to the Company that is not at that time a Servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, Lehman Brothers Holdings, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or Lehman Brothers Bank, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Company under this Agreement. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 11.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Article X shall be applicable to the Company notwithstanding any such resignation or termination of the Company, or the termination of this Agreement.

                           Within a reasonable period of time, but in no event
                  longer than 30 days of the appointment of a successor entity, the Company shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Company shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Company's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                           Any successor appointed as provided herein shall
                  execute, acknowledge and deliver to the Trustee, the Company and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Company under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company or termination of this Agreement pursuant to Sections 10.01 or
                  10.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Company arising out of the Company's actions or failure to act prior to any such termination or resignation.

                           Within three (3) Business Days of the appointment of
                  a successor servicer, the Company shall deliver to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Loan Documents and related documents and statements held by it hereunder and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

                           Upon a successor's acceptance of appointment as such,
                  the Company shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

                           Except as otherwise provided in this Agreement, all
                  reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Company or resignation of the Company or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Company hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Company from its own funds without reimbursement.

31.      A new Section 11.14 is hereby added to read as follows:

                  Section 11.14     Intended Third Party Beneficiaries.
                                    ----------------------------------

                           Notwithstanding any provision herein to the contrary,
                  the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Company shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Company shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

                                    EXHIBIT B

                          Sale and Servicing Agreement


                                 See Item #99.8

                                    EXHIBIT C

                             Mortgage Loan Schedule


                             [Intentionally Omitted]

                                    EXHIBIT D

                              Officer's Certificate


Structured Asset Securities Corporation
745 7th Avenue, 7th Floor
New York, New York  10019

Aurora Loan Services, Inc.
2530 South Parker Road, Suite 601T
Aurora, Colorado 80014

Re: Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-33H
       ----------------------------------------------------------------------


Reference is made to the Reconstituted Servicing Agreement, dated as of October 1, 2003 (the "Agreement"), by and among Lehman Brothers Holdings, as seller and GMAC Mortgage Corporation, as servicer (the "Servicer"). I, [identify the certifying individual], a [title] of the Servicer hereby certify to Aurora Loan Services, Inc. (the "Master Servicer") and Structured Asset Securities Corporation (the "Depositor"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the information required to be delivered to the Master Servicer pursuant to the Servicing Agreement (the "Servicing Information").

2. Based on my knowledge, the information relating to the Mortgage Loans submitted by the Servicer in its monthly reporting packages delivered to the Master Servicer which is contained in the reports on Form 8-K and the annual report on Form 10-K with respect to the Transaction, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information required to be provided to the Master Servicer by the Servicer under this Agreement has been provided to the Master Servicer;

4. I am responsible for reviewing the activities performed by the Servicer under this Agreement and based upon the review required hereunder, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Certified Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer by the Servicer, the Servicer has, as of this certification fulfilled its obligations under this Agreement; and

5. I have disclosed to the Master Servicer and the Depositor all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in this Agreement.


                                         Name:
                                               ---------------------------------
                                         Title:
                                               ---------------------------------
                                         Date:
                                               ---------------------------------

                                    EXHIBIT E

                       Assignment and Assumption Agreement

                             [Intentionally Omitted]


                                      E-1